DISPOSAL OF SHANGHAI CAIYIN	12 Months Ended
Dec. 31, 2019
Other Payable Relates To The Disposal Of Subsidiaries [Abstract]
DISPOSAL OF SHANGHAI CAIYIN
7 .	DISPOSAL OF SHANGHAI CAIYIN
In September, 2019, Niwodai Internet entered into an agreement (the “Agreement”) with Shenzhen Rongxinbao, and Shanghai Jiayin, which wholly owns the equity interest of Shanghai Caiyin. Pursuant to the Agreement, Shanghai Jiayin agreed to transfer all of its equity interest in Shanghai Caiyin to Shenzhen Rongxinbao and the Company revises the terms of its collaboration with Shanghai Caiyin. As a result, the Company deconsolidated Shanghai Caiyin (Note 2(b)). As Shanghai Caiyin was in net deficit position as of August 31, 2019 due to its collaboration with the Company, the Company also agreed to waive Shanghai Caiyin’s payables to the Company of RMB
1,974
million and pay a total transaction price of RMB 1,079 million, of which RMB 372 million is contingent upon Shanghai Caiyin’s liability status in the period preceding December 3
0
, 2022 subject to the cap amount of RMB 372 million, RMB 225 million and RMB117 million on December 30,
in each of the three years ending 2022, respectively. No gain or loss was recognized for the transaction. The remaining amount of the equity transfer consideration shall be settled through the service fee Shenzhen Rongxinbao collected on behalf of the Company. As of December 31, 2019, payable related to the disposal of Shanghai Caiyin was RMB 840 million, which consisted of fixed consideration payable of RMB 468 million and contingent consideration payable of RMB 372 million. Major line items of Shanghai Caiyin as of August 31, 2019 included cash and cash equivalents, restricted cash, contract assets, liabilities from the investor assurance program and tax payable.